UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12

XINDE TECHNOLOGY COMPANY
(Name of Registrant as Specified in Charter)

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☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1. Title of each class of securities to which transaction applies:
2. Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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XINDE TECHNOLOGY COMPANY
Number 363, Sheng Li West Street
Weifang, Shandong Province
The People’s Republic of China

Dear Stockholder:

You are cordially invited to attend a special meeting (the “Meeting”) of the stockholders of Xinde Technology Company, a Nevada corporation (the “Company”).  The Meeting will be held on March __, 2011, at 1:00 p.m., local time, at Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China.

At the Meeting, stockholders will be asked to consider and approve amendments to the Company’s Articles of Incorporation to (1) increase the number of authorized shares of common stock from 150,000,000 to 350,000,000 shares and (2) effect a 4-for-1 forward stock split of the Company’s outstanding common stock.  This will be the only business conducted at the Meeting, and it is described in detail in the attached Notice of Special Meeting and Proxy Statement.  Also included is a proxy card and return envelope.

It is important that your shares are represented and voted at the Meeting, regardless of the size of your holdings.  Whether or not you plan to attend, please complete and return the enclosed proxy card, pursuant to the instructions on the card, to ensure that your shares will be represented at the Meeting.  If you attend the Meeting, you may withdraw a previously submitted proxy card by voting in person.

We hope to see you at the meeting.

/s/Dianjun Liu Dianjun Liu, President and Chief Executive Officer Weifang, Shandong Province, The People’s Republic of China March___, 2011

XINDE TECHNOLOGY COMPANY
Number 363, Sheng Li West Street
Weifang, Shandong Province
The People’s Republic of China

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH ____, 2011, AT 1:00 P.M.

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of stockholders of Xinde Technology Company, a Nevada corporation (the “Company”), will be held on March ___, 2011 at 1:00 p.m., local time, at Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China, for the following purposes, as more fully described in the attached Proxy Statement:

1.           To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 350,00,000 shares; and

2.           To authorize the Company to effect a 4-for-1 forward stock split of the Company’s outstanding common stock and to approve an amendment to the Company’s Articles of Incorporation to reflect such forward split; and

3.           To consider and act on any other matter that may properly come before the meeting or any postpone or adjournment thereof.

The Company’s Board of Directors has fixed the close of business on March 16, 2011 as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.  Only those stockholders of record of the Company as of the close of business on the Record Date will be entitled to vote at the Meeting or any postponement or adjournment thereof.

The Company’s Board of Directors is making this proxy solicitation.  Subject to the restrictions described in the attached Proxy Statement, all shares of the Company’s common stock that are presented by properly executed and unrevoked proxy cards received by the Company to tabulate the vote of the Company’s common stockholders, prior to the Meeting, will be voted.

A complete list of stockholders entitled to vote at the Meeting will be open for examination by any stockholder of record during ordinary business hours commencing on March ___, 2011 at the Company’s offices located at Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China.

IMPORTANT

All stockholders entitled to vote are cordially invited to attend the Meeting in person.  Whether or not you plan to attend the Meeting, please sign and return the enclosed proxy card (the “Proxy Card”) as promptly as possible in the envelope enclosed for your convenience.  Should you receive more than one Proxy Card because your shares are registered in different names and addresses, each Proxy Card should be signed and returned to ensure that all your shares will be voted.  You may revoke a returned Proxy Card at any time prior to the Meeting by executing and submitting a Proxy Card bearing a later date.  If you attend the Meeting and vote by ballot, your Proxy Card will be revoked automatically and only your vote at the Meeting will be counted.

By Order of the Board of Directors,

/s/Dianjun Liu
Dianjun Liu, President and Chief Executive Officer
March __, 2011

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND, AS SOON AS POSSIBLE, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

XINDE TECHNOLOGY COMPANY
Number 363, Sheng Li West Street
Weifang, Shandong Province
The People’s Republic of China
_________________________

PROXY STATEMENT
_________________________

SPECIAL MEETING OF STOCKHOLDERS
 TO BE HELD ON MARCH ____, 2011

GENERAL INFORMATION

Information About the Special Meeting

This Proxy Statement (this “Proxy Statement”) contains information related to a special meeting (the “Meeting”) of the stockholders of Xinde Technology Company, a Nevada corporation (the “Company”), such stockholders owning all of the issued and outstanding shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) of record at the close of business on March 16, 2011 (collectively, the “Stockholders”). The Meeting will be held on March __, 2011, at 1:00 p.m., local time, at Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China.

Information About this Proxy Statement

The Company has sent to you this Proxy Statement and the enclosed proxy card (the “Proxy Card”) because the Company’s board of directors (the “Board”) is soliciting your proxy to vote your shares of Common Stock at the Meeting.  If you own Common Stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials.  This Proxy Statement summarizes information that we are required to provide to you under the rules promulgated by the United States Securities and Exchange Commission (the “SEC”) and which is designed to assist you in voting your shares of Common Stock.  On or about _____, 2011, we began mailing this Proxy Statement and the enclosed Proxy Card to all Stockholders of record at the close of business on March 16, 2011 (the “Record Date”).

Matters to be Voted on at the Meeting

Proposal No. 1:  To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 350,000,000 shares (“Proposal No. 1”); and

Proposal No. 2:  To authorize the Company to effect a 4-for-1 forward stock split of the Company’s outstanding common stock and to approve an amendment to the Company’s Articles of Incorporation to reflect such forward split (“Proposal No. 2”); and

To consider and act on any other matter that may properly come before the meeting or any postponement or adjournment thereof.

The Board recommends that you vote FOR Proposal Nos. 1 and 2.

Information About Voting

Stockholders can vote on matters presented at the Meeting in two ways:

(a) By Proxy.  You can vote by signing, dating and returning the enclosed Proxy Card promptly using the pre-addressed return envelope to Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China, to the attention of the Company’s Corporate Secretary.  If you do this, the designated proxies, Dianjun Liu and Chenglin Wang will vote your shares in the manner you indicate.  If you do not indicate instructions on the Proxy Card, your shares will be voted AGAINST Proposal No. 1 and AGAINST Proposal No. 2.

(b) In Person.  You may attend the Meeting and cast your vote in person.

You may revoke a submitted Proxy Card at any time before it is exercised by sending a written notice (or other verifiable form of communication) of revocation to the attention of the Company’s Corporate Secretary, Miusi Yang, prior to the Meeting, or by submitting a later-dated Proxy Card to the Company.

Each share of Common Stock is entitled to one vote.  As of the Record Date, March 16, 2011, there were 60,000,000 shares of Common Stock outstanding.  There were no shares of the Company’s preferred stock outstanding.  A majority of the outstanding shares of Common Stock on the Record Date must approve each of the proposals in order for them to pass.

Information Regarding Tabulation of the Vote

The Board will appoint one or more inspectors of election to act at the Meeting and to make a written report thereof.  Prior to the Meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability.  The inspectors will ascertain the number of shares of Common Stock outstanding and the voting power of each, determine the shares of Common Stock represented at the Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.  The determination of the inspectors as to the validity of submitted Proxy Cards will be final and binding.

Dissenter’s Rights

The Nevada Revised Statutes do not provide for dissenters’ rights in connection with any of the actions described in this Proxy Statement, and the Company will not provide Stockholders with any such right independently.  Also, no Stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to Proposal No. 1 or Proposal No. 2.

Quorum Requirement

A quorum of Stockholders is necessary to hold a valid Meeting.  Pursuant to the Company’s bylaws, the presence in person or by proxy of persons entitled to vote one-third (33 1/3%) of the votes entitled to be cast by holders of Common Stock at the Meeting shall constitute a quorum for the transaction of business. Abstentions and broker non-votes, if any, are counted as present for establishing a quorum.

Information About Votes Necessary for Proposal to be Adopted

Approval of Proposal No. 1 will be decided by the vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon present in person or by proxy at the Meeting.

Approval of Proposal No. 2 will be decided by the vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon present in person or by proxy at the Meeting.

Abstentions and broker non-votes, if any, will be counted as votes against Proposal No. 1 and Proposal No. 2.

As of March 16, 2011, there were approximately _____ holders of record of outstanding shares of Common Stock (excluding beneficial owners in “street names”).

Revocation of Proxies

If you vote by proxy via the submission of a Proxy Card, you may revoke it at any time before it is exercised by giving notice to the Company in writing or by means of other verifiable communication to the Company’s Corporate Secretary prior to the Meeting or by submitting a later-dated Proxy Card to the Company.

Costs of Proxy Solicitation

The Company will pay all the costs of soliciting the proxies except for the costs of returning your Proxy Card.  In addition to solicitation by mail, proxies may be solicited personally, by telephone or personal interview by an officer or regular employee of the Company.  The Company will also ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute Proxy Cards, and reimburse them for expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth each person known by the Company to be the beneficial owner of five percent (5%) or more of the Company’s Common Stock, all directors individually and all directors and officers of the Company as a group on the Record Date.  Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

Name and Address of Beneficial Owner(1)	Total Beneficial Ownership	Percentage of Class(2)
Dianjun Liu, President, CEO & Director(3)	20,664,000	34.44%
Chenglin Wang, CFO, Treasurer & Director(4)	1,201,200	2%
Miusi Yang, Corporate Secretary	0	0%
Zengshang Li, Director(5)	7,639,800	12.73%
Xin Jin, Director(6)	7,639,800	12.73%
Weisheng Cong, Director	0	0%
Beiping Zhai, Director	0	0%
Jie Liu, Director	0	0%
Wenxi Wu, Director	0	0%
Hon Man Yun, Director	0	0%
All DIRECTORS AND OFFICERS AS A GROUP (10 PERSONS):	37,144,800	61.91%
Welldone Pacific Limited Room 42, 4/F New Henry House 10 Ice House Street Central, Hong Kong(7)	42,000,000	70%
Best Amigo Holding Ltd. (8)	4,200,000	7%

(1)	Unless otherwise noted, each beneficial owner has the same address as the Company.

(2)
Applicable percentage of ownership is based on 60,000,000 shares of  Common Stock outstanding as of the Record Date together with securities exercisable or convertible into shares of Common Stock within sixty days of the Record Date for each stockholder.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Shares of Common Stock are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  Note that affiliates are subject to Rule 144 and Insider trading regulations - percentage computation is for form purposes only.

(3)
Dianjun Liu directly owns 39.2% of the voting capital stock of Welldone Pacific Limited (which owns 42,000,000 shares of Common Stock), which gives him indirect control over 16,464,000 shares of Common Stock.  Mr. Liu also indirectly owns 10% of Welldone Pacific Limited as he is the sole owner of the capital stock of Best Amigo Holding Ltd., which gives him indirect control over an additional 4,200,000 shares of Common Stock.

(4)	Chenglin Wang owns 2.86% of Welldone Pacific Limited, which gives him indirect control over 1,201,200 shares of Common Stock.

(5)	Zengshang Li owns 18.9% of Welldone Pacific Limited, which gives him indirect control over 7,639,800 shares of Common Stock.

(6)	Xin Jin owns 18.9% of Welldone Pacific Limited, which gives him indirect control over 7,639,800 shares of Common Stock.

(7)
Mr. Liu, the Company’s President, Chief Executive Officer and director of the Company directly and indirectly holds investment control over 39.2% of the voting capital stock of Welldone Pacific Limited.  Zengshang Li and Xin Jin, directors of the Company, each have investment control over 18.9% of the voting capital stock of Welldone Pacific Limited.  Chenglin Wang, the Company’s Chief Financial Officer, Treasurer and director, holds investment control over 2.86% of the voting capital stock of Welldone Pacific Limited.

(8)
Best Amigo Holding Ltd. owns 10% of the voting capital stock of Welldone Pacific Limited, which gives it indirect control over 4,200,000 shares of Common Stock.  Mr. Liu, the Company’s President, Chief Executive Officer and director, is the sole stockholder of Best Amigo Holding Ltd.  As the sole stockholder of Best Amigo Holding Ltd., Mr. Liu is deemed to have investment control over Best Amigo Holding Ltd.

PROPOSAL NO. 1.  AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

Introduction

Our Articles of Incorporation currently authorize the issuance of 150,000,000 shares of Common Stock, par value $0.001 per share.  As of the Record Date, 60,000,000 shares of Common Stock were issued and outstanding.

Description of the Amendment

On March 4, 2011, the Board unanimously approved an amendment to Article Ninth of the Articles of Incorporation, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Articles of Incorporation from 150,000,000 to a total of 350,000,000 shares (the “Amendment”).

If the Amendment is approved by a majority of the Company’s outstanding shares of Common Stock, it will become effective upon its filing with the Secretary of State of the State of Nevada.  The Company expects to file the Amendment with the Secretary of State of the State of Nevada shortly after its approval by Stockholders.  The authorized but unissued shares of Common Stock would be available for issuance from time to time for such purposes and for such consideration as the Board may determine to be appropriate without further action by the Stockholders, except for those instances in which applicable laws require stockholder approval.  The additional shares of authorized Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding.

Pursuant to Proposal No. 1, the first paragraph of Article Ninth of the Company’s Articles of Incorporation would be amended and restated in its entirety. This paragraph currently reads:

STOCK: The total number of shares of all classes which the corporation is authorized to have outstanding is One Hundred Sixty Million (160,000,000) shares of which stock One Hundred Fifty Million (150,000,000) shares in the par value of $0.001 each, amounting in the aggregate to One Hundred Fifty Thousand Dollars ($150,000), shall be voting common stock and of which Ten Million (10,000,000) shares in the par value of $0.001 each, amounting in the aggregate to Ten Thousand Dollars ($10,000), shall be preferred stock.

As amended and restated by Proposal No. 1, the first paragraph of Article Ninth of the Company’s Articles of Incorporation is proposed to read as follows:

STOCK: The total number of shares of all classes which the corporation is authorized to have outstanding is Three Hundred Sixty Million (360,000,000) shares of which stock Three Hundred Fifty Million (350,000,000) shares in the par value of $0.001 each, amounting in the aggregate to Three Hundred Fifty Thousand Dollars ($350,000), shall be voting common stock and of which Ten Million (10,000,000) shares in the par value of $0.001 each, amounting in the aggregate to Ten Thousand Dollars ($10,000), shall be preferred stock.

Purposes of the Amendment

The primary purpose of the Amendment is to provide enough additional authorized shares so that the Company can conduct a 4-for-1 forward split of its outstanding Common Stock.  Other purposes for which additional shares of Common Stock may be used by the Company include: (i) to increase the number of shares of Common Stock which may be available to holders of convertible equity or debt securities, including options and warrants which may be granted after the date hereof, (ii) to establish employee compensation plans, (iii) for issuance in connection with future financing activities of the Company, including public and private offerings of the Common Stock, (v) to issue stock dividends, (iv) for issuance in connection with future corporate acquisitions (although none are currently contemplated), and (vi) other corporate purposes.

Upon the effective date of the Amendment, we will have 350,000,000 shares of Common Stock authorized and available for future issuance.  If the proposed Amendment is approved, the Board plans to also effect a 4-for-1 forward split of the Company’s outstanding Common Stock, so long as such action is also approved by the Stockholders at the Meeting (See Proposal No. 2 in this Proxy Statement).  The Board believes that the increase in the number of authorized shares of Common Stock will make a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise.  The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board. Other than the forward stock split described in Proposal No. 2, the Board has no definitive plans, agreements or commitments to issue additional shares of Common Stock for any purpose.

Other Potential Effects of the Amendment

Upon filing the Amendment, the Board may cause the issuance of additional shares of Common Stock without further vote of the Stockholders, except as provided under the Nevada Revised Statutes (or any national securities exchange on which shares of the Company’s Common Stock are then listed or traded).  Under the Company’s Articles of Incorporation, its Stockholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current Stockholders do not have a prior right to purchase any new issue of the Company’s capital stock in order to maintain their proportionate ownership of Common Stock.  In addition, if the Board elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current Stockholders.

In addition to the corporate purposes discussed above, the Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board.  For example, the existence of authorized but unissued shares of Common Stock could render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise.

The Amendment will not have any effect on the Company’s 10,000,000 authorized shares of preferred stock, of which no shares are issued and outstanding.

Board Recommendation

The Board of Directors unanimously recommends that Stockholders vote FOR the adoption of the Amendment to the Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 150,000,000 to 350,000,000.  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on Proposal No. 1 present in person or by proxy at the Meeting will be necessary for the approval of such proposal.

PROPOSAL NO. 2.  4-FOR-1 FORWARD SPLIT OF COMMON STOCK

Introduction

On March 4, 2011, the Board approved a 4-for-1 forward split (the “Forward Split”) of the Company’s outstanding shares of Common Stock, and recommended the matter be submitted to the Stockholders for their approval.

Reasons for the Forward Split

The Board proposed the Forward Split as one method to attract investors and business opportunities for the Company.  The Company believes that the Forward Split may improve the volume of the Common Stock traded and could help generate additional interest in the Company.

In approving the Forward Split, the Board considered that the Common Stock may not currently appeal to brokerage firms that are reluctant to recommend securities with low trading volume to their clients.  Investors may also be dissuaded from purchasing stocks with low trading volumes.  Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of stocks with low trading volumes.  The Board also believes that most investment funds are reluctant to invest in stocks with low trading volumes.

However, the effect of the Forward Split upon the market price for the Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied.  The market price of the Common Stock is also based on the Company’s performance and other factors, some of which may be unrelated to the number of shares of Common Stock outstanding.

Potential Risks of the Forward Split

Upon effectiveness of the Forward Split, there can be no assurance that the trading volume of the Common Stock will increase at a level in proportion to the increase in the number of outstanding shares resulting from the Forward Split, that the Forward Split will result in a trading volume that will increase the Company’s ability to attract and retain employees and other service providers or that the trading volume of the post-split Common Stock will be maintained.  The market price and trading volume of the Common Stock will be based on its financial performance, market condition, the market perception of its future prospects, as well as other factors, many of which are unrelated to the number of shares outstanding.

Effects of the Forward Split

General

Pursuant to the Forward Split, each holder of record on the Record Date of 1 share of Common Stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the Forward Split, will become entitled to 3 additional shares of the same class of Common Stock after consummation of the Forward Split. In effect, each 1 share of Common Stock will become 4 shares of Common Stock for the Stockholders.

No Stockholder will be entitled to fractional shares of Common Stock in connection with the Forward Split. Any fractional shares resulting from the Forward Split shall be rounded up to the nearest whole share on a certificate-by-certificate basis.

Effect on Authorized and Outstanding Shares

The Company is currently authorized to issue a maximum of 150,000,000 shares of Common Stock.  There are 60,000,000 shares of Common Stock issued and outstanding, or held as treasury shares.  The number of issued and outstanding shares of Common Stock, including treasury shares, will be increased from 60,000,000 to 240,000,000 shares.

With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of Common Stock prior and subsequent to the Forward Split will remain the same.  It is not anticipated that the Company’s financial condition, the percentage ownership of management, the number of stockholders, or any aspect of the Company’s business will materially change as a result of the Forward Split.

The Forward Split will be effected simultaneously for all of the Common Stock and the exchange ratio will be the same for all of the Company’s issued and outstanding Common Stock.  The Forward Split will affect all of the Stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power.

The Company will continue to be subject to the periodic reporting requirements of the Exchange Act.  The proposed Forward Split will not affect the registration of the Company’s Common Stock under Section 12(g) of the Exchange Act.

The Forward Split will have no effect on the Company’s 10,000,000 authorized shares of preferred stock, of which no shares are issued and outstanding.

Number of Shares of Common Stock Available for Future Issuance

The number of shares of Common Stock the Company is authorized to issue is currently 150,000,000 shares. The Board has recommended that the Stockholders approve an Amendment to the Company’s Articles of Incorporation to increase the amount of authorized Common Stock from 150,000,000 to 350,000,000 shares (Please see Proposal No. 1 in this Proxy Statement). The Forward Split cannot be effected unless the Stockholders approve Proposal No. 1 at the Meeting. To the extent that the Stockholders approve Proposal No. 1’s increase of Common Stock from 150,000,000 to 350,000,000 shares, the Company will subsequently proceed with effecting the Forward Split if Proposal No. 2 has been approved by the Stockholders.

The number of shares of Common Stock that the Company is authorized to issue will not change as a result of the Forward Split. The ratio of shares of Common Stock issued and outstanding to shares authorized and available for issue will increase after the Forward Split from approximately 40% to approximately 69%.  The actual number of shares of Common Stock authorized and available for issuance will increase as a result of the Forward Split from approximately 90,000,000 shares to 110,000,000 shares.

Certain Federal Income Tax Consequences

The following discussion summarizing certain federal income tax consequences of the Forward Split is based on the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Proxy Statement was first mailed to Stockholders.  This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).

The receipt of Common Stock following the effective date of the Forward Split, solely in exchange for Common Stock held prior to the Forward Split will not generally result in a recognition of gain or loss to the Stockholders.

The aggregate adjusted tax basis of a stockholder in the Common Stock received after the Forward Split will be the same as the aggregate adjusted tax basis of the Common Stock held prior to the Forward Split exchanged therefor, and the holding period of the Common Stock received after the Forward Split will include the holding period of the Common Stock held prior to the Forward Split exchanged therefor.  No gain or loss will be recognized by the Company as a result of the Forward Split.  The Company’s views regarding the tax consequences of the Forward Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE FORWARD SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON.  IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS “CAPITAL ASSETS” AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY’S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES).  IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE FORWARD SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS.  THE STATE AND LOCAL TAX CONSEQUENCES OF THE FORWARD SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES.  AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE FORWARD SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE FORWARD SPLIT ON HIS, HER OR ITS OWN TAX RETURNS.  IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

Effective Date of Proposal No. 2 – Forward Split

The Company will only be able to effect the Forward Split if the Stockholders have also approved Proposal No. 1. The Forward Split will become effective upon filing of a Certificate of Amendment to the Company’s Articles of Incorporation.  Any executive officer, as required by the Nevada Law, is entitled to execute and file such Certificate of Amendment to Articles of Incorporation with the Secretary of the State of the State of Nevada and such other agencies or entities as may be deemed required or necessary.

Following the Forward Split the share certificates you now hold will continue to be valid.  The Forward Split will occur on the date of filing the Certificate of Amendment without any further action on the part of Stockholders and without regard to the date or dates on which share certificates representing shares of pre-split Common Stock, actually surrendered by each holder thereof, for certificates representing the number of shares of post-split Common Stock which each such stockholder is entitled to receive as a consequence of the Forward Split.  After the effective date of the Forward Split, each share certificate representing shares of pre-split Common Stock will be deemed to represent that number of additional shares of Common Stock as authorized in the Forward Split.  Certificates representing post-split Common Stock will be issued in due course as old share certificates are tendered for exchange or transfer to the Company’s transfer agent.

Board Recommendation

The Board of Directors unanimously recommends that Stockholders vote FOR the Company to effect a 4-for-1 forward stock split of the Company’s outstanding common stock and to approve an amendment to the Company’s Articles of Incorporation to reflect such forward split.  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon present in person or by proxy at the Meeting will be necessary for the approval of Proposal No. 2.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

 In order to be considered for inclusion in the Company’s proxy materials for the Company’s next annual meeting of the Stockholders, any proposal to be presented at such meeting must be received at the Company’s principal office not less than 50 days nor more than 75 days prior to the meeting; provided however, that in the event that less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to Stockholders, notice by the Stockholder to the Company to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of date of the meeting was mailed or such public disclosure was made.  Any such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act, and be submitted in writing and addressed to the attention of the Company’s Corporate Secretary at Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China.  Inclusion of Stockholder proposals in the Company’s proxy statement for a meeting also requires satisfaction of certain conditions established by the Commission.

OTHER MATTERS

The Board knows of no other business which will be presented at the Meeting.  If any other business is properly brought before the Meeting, proxies in the enclosed form of Proxy Card will be voted in respect thereof in accordance with the judgments of the persons voting said proxies.  It is important that the Proxy Cards  be returned promptly and that your shares are represented.  You are urged to sign, date and promptly return the enclosed Proxy Card in the enclosed envelope.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and files reports and other information with the SEC.  Such reports and other information filed by the Company may be inspected and copied at the SEC’s public reference room at One Station Place, 100 F Street NE, Washington, DC 20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago Illinois.  You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The Company’s SEC filings, including this Proxy Statement, are also available to you on the SEC’s website at www.sec.gov.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE (1) FOR PROPOSAL NO. 1 TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 350,000,000 AND (2) FOR PROPOSAL NO. 2 TO EFFECT A 4-FOR-1 FORWARD SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK BY AMENDING ITS ARTICLES OF INCORPORATION.

By order of the Board of Directors

/s/ Dianjun Liu
March ___, 2011	Dianjun Liu, President and Chief Executive Officer

APPENDIX A

SPECIAL MEETING OF STOCKHOLDERS OF

XINDE TECHNOLOGY COMPANY

MARCH ____, 2011

Please date, sign and mail
your Proxy Card in the
envelope provided as soon
as possible.

âPlease detach along perforated line and mail in the envelope provided.â

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1. AND “FOR” PROPOSAL NO. 2.   PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.☒

1.	Proposal No. 1: To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 350,000,000.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2.
Proposal No. 2: To authorize the Company to effect a 4-for-1 forward stock split of the Company’s outstanding common stock and to approve an amendment to the Company’s Articles of Incorporation to reflect such forward split.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Special Meeting, or any adjournments thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	Please check here if you plan to attend the meeting.	☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:
Please sign exactly as your name or names appear on this Proxy Card.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

XINDE TECHNOLOGY COMPANY

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH  __, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Xinde Technology Company, a Nevada corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement dated March  ___, 2011, and hereby appoints Dianjun Liu, our President, Chief Executive Officer and Chairman of the Board, and Chenglin Wang, our Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders of Xinde Technology Company to be held on March  ____, 2011, at 1:00 p.m., local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Special Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).  IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED AGAINST APPROVAL OF PROPOSAL NO. 1 AND PROPOSAL NO.  2 AS DESCRIBED IN THE PROXY STATEMENT, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)